UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2012

Hercules Technology Growth Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00702	74-3113410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA		94301
(Address of Principal Executive Offices)		(Zip Code)

(650) 289-3060

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 30, 2012, Hercules Technology Growth Capital, Inc., a Maryland corporation (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). As of the April 10, 2012 record date, 49,721,356 shares of the Company’s common stock were outstanding and entitled to vote. The following matters were submitted at the Annual Meeting to the stockholders for consideration:

1.	To elect one director of the Company nominated by the Company’s Board of Directors (the “Board”) and named in the Company’s proxy statement who will serve for three years or until their successors are elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

3.	Advisory vote to approve the Company’s named executive officer compensation;

4.	To approve a proposal to authorize the Company, with the approval of the Board, to sell or otherwise issue up to 20% of the Company’s outstanding common stock at a price below the Company’s then current net asset value per share (“NAV”); and

5.	To approve a proposal to authorize the Company, with the approval of the Board, to offer and issue debt with warrants or debt convertible into shares of its common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below the Company’s then current NAV.

Allyn C. Woodward Jr. was elected to serve as a Class II Director until the 2015 annual meeting of stockholders, or until his successors is elected and qualified, and proposals 2, 3, 4 and 5 were approved by the Company’s stockholders. The detailed final voting results of the shares voted with regard to each of these matters are as follows:

1.	Election of Class I directors:

	For:	Withheld:	Broker Non-Vote
Allyn C. Woodward	26,649,303	6,288,601	12,122,432

Continuing directors are as follows: Robert P. Badavas, Joesph W. Chow and Manuel A. Henriquez.

2.	Ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

For	Against	Abstain
44,372,175	362,573	214,607

3.	Advisory vote to approve the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non-Vote
25,559,046	7,151,398	227,461	12,122,432

4.	Approve a proposal to authorize the Company, with the approval of the Board, to sell or otherwise issue up to 20% of the Company’s outstanding common stock at a price below the Company’s then current net asset value per share and:

Vote With Affiliate Shares:

For	Against	Abstain	Broker Non-Vote
28,477,832	4,258,014	215,640	12,122,432

Vote Without Affiliate Shares:

For	Against	Abstain	Broker Non-Vote
26,084,157	4,258,014	215,640	12,122,432

5.	To approve a proposal to authorize the Company, with the approval of the Board, to offer and issue debt with warrants or debt convertible into shares of its common stock at an exercise or conversion price that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below the Company’s then current NAV.

For	Against	Abstain	Broker-Non Vote
21,072,228	11,637,307	228,370	12,122,432

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hercules Technology Growth Capital, Inc.

Date: June 1, 2012	By:	/s/ Scott Harvey
Scott Harvey
Chief Legal Officer